SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 29, 2004
Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	EXHIBITS

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on July 29, 2004 announcing the Company’s earnings for the fiscal quarter and year ended June 30, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 29, 2004, Harris Interactive Inc. (the “Company”) issued a press release announcing its earnings for the fiscal quarter and year ended June 30, 2004. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The press release includes a financial measure (pre-tax earnings per share) that is a non-GAAP financial measure as defined under SEC Regulation G. Pre-tax earnings per share represents income before income taxes divided by the weighted average diluted shares outstanding. In reporting interim quarterly results in fiscal 2003, no income tax expense was recorded because of the Company’s net operating loss carryforwards. In accordance with GAAP, the Company’s expectations of fiscal 2004 earnings required the Company to record an income tax benefit during the fourth quarter of fiscal 2003. These same GAAP rules required the Company to record income tax expense for each of the first three quarters of fiscal 2004, and to record an additional income tax benefit during the fourth quarter of fiscal 2004 to reverse the remaining valuation allowance on the Company’s deferred tax assets. However, because the Company has net operating loss carryforwards of $75 million at the end of fiscal 2004, the Company is not required to pay ordinary income taxes for fiscal 2003 or fiscal 2004.

The Company continues to report pre-tax income per share in addition to net income per share because management believes that, although not a GAAP measurement, pre-tax income per share assists management and investors in reviewing period-to-period results on a comparable basis without the effect of accounting for taxes, which in the Company’s case are and will continue to be essentially a non-cash item. Additionally, because of the difference between the income tax benefits and charges pursuant to GAAP recorded by the Company for fiscal 2003 and 2004, the Company believes that pre-tax income per share is a useful measure of the change in the Company’s profitability between those periods. While instructive, pre-tax income per share should be considered in addition to, rather than as a substitute for, net income per share. This non-GAAP measure has been reconciled to net income per share, the most directly comparable financial measure calculated in accordance with GAAP, in the press release attached as Exhibit 99.1.

This information is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Bruce A. Newman
	Name:	Bruce A. Newman
	Title:	Chief Financial Officer (Principal Financial Officer)

Dated: July 29, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued by Harris Interactive Inc. on July 29, 2004 announcing the Company’s earnings for the fiscal quarter and year ended June 30, 2004.